Exhibit 10.30.2

*** TEXT OMITTED AND SUBMITTED SEPARATELY PURSUANT TO CONFIDENTIAL TREATMENT REQUEST UNDER 17 C.F.R. SECTIONS 200.80(b)(4) AND 230.406

REF : C2007-034

AMENDING AGREEMENT #1

THIS AMENDING AGREEMENT is effective as of May 26, 2008 (hereinafter referred to as “Effective Date”) and is made:

BETWEEN:	HÉMA-QUÉBEC
4045 Côte-Vertu Blvd.
Saint-Laurent (Québec) H4R 2W7
CANADA

(hereinafter referred to as “HQ”)

AND:

TALECRIS BIOTHERAPEUTICS LTD.
5800 Explorer Drive, Suite 300
Mississauga (Ontario) L4W 5K9
CANADA

(hereinafter referred to as “TALECRIS CANADA”)

AND:
TALECRIS BIOTHERAPEUTICS INC.
P.O. Box 11526
79 TW Alexander Drive
Research Triangle Park (North Carolina) 27709
USA

(hereinafter referred to as “TALECRIS US”)

(TALECRIS US and TALECRIS CANADA are hereinafter collectively referred to as the “Supplier”)

WHEREAS the Parties entered into a Purchase Agreement for Fractionation Services and Commercial Products made as of the lst day of April, 2008 (the “Purchase Agreement”);

WHEREAS the Parties desire to amend the Purchase Agreement in order to modify the Testing Services fee and the price per unit of measure for GamaSTANMC S/D.

NOW, THEREFORE, in consideration of the mutual covenants and premises contained in this Amending Agreement, the Parties agree as follows:

1.  The revised fee for B19 Testing Services shall be [***] $US per sample commencing April 1, 2008.

***   CONFIDENTIAL TREATMENT REQUESTED

REF: C2007-034

2.   The revised price for GamaSTANMC S/D shall be [***] $US per mL commencing April 1, 2008.

Except as noted above, aall other covenants, terms, and conditions contained in the Purchase Agreement shall remained unchanged.

IN WITNESS WHEREOF the Parties have caused this Amending Agreement to be executed by their duly authorized officers, as of the date first written above.

HÉMA-QUÉBEC		TALECRIS BIOTHERAPEUTICS INC.

BY:	/s/ Francine Décary	BY:	/s/ Joel Abelson

NAME:	Francine Décary	NAME:	Joel Abelson
	(printed)		(printed)

TITLE:	President and Chief Executive Officer	TITLE:	Senior Vice-President and General Manager

DATE:	June 20, 2008	DATE:	June 11, 2008

TALECRIS BIOTHERAPEUTICS LTD.

BY:	/s/ Joel Abelson		[SEAL]

NAME:	Joel Abelson
(printed)

TITLE:	Senior Vice-President and General Manager

DATE:	June 11, 2008

***   CONFIDENTIAL TREATMENT REQUESTED